AMENDMENT NUMBER TWO

TO SECURITY AGREEMENT

This AMENDMENT NUMBER TWO (this “Amendment”) to that certain Security Agreement,  dated as of November 23, 2012, as amended (the “Original Agreement”), by and between Remark Media, Inc., a Delaware corporation (“Borrower”), and Digipac, LLC, a Delaware limited liability company (“Secured Party,” and together with Borrower, the “Parties”), is made and entered into as of November 24, 2013 (the “Amendment Date”), by and between Borrower and Secured Party,  with respect to the following facts:

RECITALS

WHEREAS,  on November 23, 2012, Borrower issued to Secured Party that certain 6.67% Senior Secured Convertible Promissory Note in the original principal amount of One Million Eight Hundred Thousand Dollars ($1,800,000) (the “November 2012 Note”), and on April 2, 2013, Borrower issued to Secured Party that certain Senior Secured Promissory Note in the original principal amount of Four Million Dollars ($4,000,000) (the “April 2013 Note”);

WHEREAS, the obligations of Borrower under the November 2012 Note and April 2013 Note are secured by the Original Agreement;

WHEREAS, Secured Party perfected its security interest in the Collateral (as defined in the Original Agreement) by filing a UCC-1 financing statement with the office of the Delaware Secretary of State on December 3, 2012;

WHEREAS, on the Amendment Date, Borrower issued to Secured Party that certain Senior Secured Convertible Promissory Note in the principal amount of Two and One Half Million Dollars ($2,500,000) (the “November 2013 Note”);  and

WHEREAS, Parties desire to amend the Original Agreement to include Borrower’s obligations to Secured Party under the November 2013 Note as obligations of Borrower secured by the Original Agreement, as further provided in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein, the Parties hereby agree as follows:

1.	Amendment. The Original Agreement is hereby amended in the following respects, and such provisions shall be deemed to be incorporated into and made a part of the Original Agreement mutatis mutandis.

a.  The November 2013 Note shall be secured by the same Collateral (as defined in the Original Agreement) as the November 2012 Note and April 2013 Note,  and such security interest shall be on the terms and conditions set forth in the Original Agreement.  As of the Amendment Date, Borrower’s obligations under the November 2013 Note shall be deemed to be secured obligations pursuant to the Original Agreement.

b.  Any reference in the Original Agreement to “Note” shall be deemed to include the November 2012 Note, the April 2013 Note, and the November 2013 Note.

2.	Miscellaneous.

a.  Representation and Warranties. Borrower represents and warrants to Secured Party that (i) the representations and warranties of Borrower contained in the Original Agreement, including without limitation, Borrower’s representations and warranties contained in Section 5 of the Original Agreement, are true and correct in all respects as of the Amendment Date, (ii) no Event of Default (as defined in the November 2012 Note) has occurred under the November Note, and (iii) no Event of Default (as defined in the Original Agreement) has occurred under the Original Agreement.

b. No Other Amendment. Except as expressly amended in this Amendment, all provisions of the Original Agreement shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Original Agreement.    In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Original Agreement, the provisions of this Amendment shall govern.

c.  Relation to Original Agreement.  This Amendment constitutes an integral part of the Original Agreement.  Upon the effectiveness of this Amendment, each reference in the Original Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Original Agreement, shall mean and be a reference to the Original Agreement as amended hereby.

d.  Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

e.  Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

f.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWER:

REMARK MEDIA, INC.,

a Delaware corporation

By:

Name:

Title:

SECURED PARTY:

DIGIPAC, LLC,

a Delaware limited liability company

By:

Name: Kai-Shing Tao

Title: Manager